                                                                    Exhibit 99.6

     CASE NAME:                                Aerovox, Inc.                        INCOME STATEMENT
     CASE NUMBER:                              01-14680 jnf                            FOR MONTH ENDED:


                                                                       MONTH                 MONTH               MONTH
                                                                   June 7-30, 2001       July 29, 2001       August 25, 2001
                                                                ---------------------- ------------------  --------------------
NET REVENUE (INCOME)                                                       $6,069,526         $4,155,555            $4,598,363
                                                                ---------------------- ------------------  --------------------
COST OF GOODS SOLD:

   Materials                                                                3,534,267          2,478,655             2,623,795
                                                                ---------------------- ------------------  --------------------

   Labor                                                                      576,110            405,280               414,923
                                                                ---------------------- ------------------  --------------------

   Manufacturing Overhead                                                   1,136,205            836,566               924,540
                                                                ---------------------- ------------------  --------------------

     COST OF GOODS SOLD AT STANDARD                                         5,246,582          3,720,500             3,963,258
                                                                ---------------------- ------------------  --------------------

   Variances (favorable)/unfavorable                                           89,825            124,454              (179,744)
                                                                ---------------------- ------------------  --------------------

     ACTUAL COST OF GOODS SOLD                                              5,336,407          3,844,954             3,783,514
                                                                ---------------------- ------------------  --------------------

GROSS PROFIT                                                                  733,118            310,600               814,849
                                                                ---------------------- ------------------  --------------------

OPERATING EXPENSES:

   Selling and Marketing                                                      110,700             35,364               122,547
                                                                ---------------------- ------------------  --------------------

   R & D and Product Services                                                  81,407             98,181                98,967
                                                                ---------------------- ------------------  --------------------

   General and Administrative                                                 209,932            125,201               284,782
                                                                ---------------------- ------------------  --------------------

     TOTAL OPERATING EXPENSES                                                 402,039            258,746               506,296
                                                                ---------------------- ------------------  --------------------

INCOME BEFORE INTEREST, DEPRECIATION,
   TAXES, OR EXTRAORDINARY EXPENSES                                        $  331,079         $   51,854            $  308,553
                                                                ---------------------- ------------------  --------------------

INTEREST EXPENSE                                                              129,927            132,257               167,257
                                                                ---------------------- ------------------  --------------------

DEPRECIATION                                                                  307,781            281,044               286,760
                                                                ---------------------- ------------------  --------------------

INCOME TAX EXPENSE (BENEFIT)                                                        0                  0                     0
                                                                ---------------------- ------------------  --------------------

OTHER INCOME (EXPENSE)                                                        256,848           (301,833) *           (724,434) **
                                                                ---------------------- ------------------  --------------------

     NET INCOME (LOSS)                                                     $  150,219          ($663,280)            ($869,898)
                                                                ---------------------- ------------------  --------------------

                                                                                                                    FILING
                                                                          MONTH                MONTH               TO DATE
                                                                  September 29, 2001    October 27, 2001
                                                                ---------------------- ------------------  --------------------
NET REVENUE (INCOME)                                                       $4,878,674                              $19,702,118
                                                                ---------------------- ------------------  --------------------
COST OF GOODS SOLD:

   Materials                                                                2,719,102                               11,355,819
                                                                ---------------------- ------------------  --------------------

   Labor                                                                      468,719                                1,865,032
                                                                ---------------------- ------------------  --------------------

   Manufacturing Overhead                                                     975,662                                3,872,972
                                                                ---------------------- ------------------  --------------------

     COST OF GOODS SOLD AT STANDARD                                         4,163,483                  0            17,093,823
                                                                ---------------------- ------------------  --------------------

   Variances (favorable)/unfavorable                                           23,666                                   58,201
                                                                ---------------------- ------------------  --------------------

     ACTUAL COST OF GOODS SOLD                                              4,187,149                  0            17,152,024
                                                                ---------------------- ------------------  --------------------

GROSS PROFIT                                                                  691,525                  0             2,550,094
                                                                ---------------------- ------------------  --------------------

OPERATING EXPENSES:

   Selling and Marketing                                                      164,255                                  432,866
                                                                ---------------------- ------------------  --------------------

   R & D and Product Services                                                  98,550                                  377,105
                                                                ---------------------- ------------------  --------------------

   General and Administrative                                                 446,520                                1,066,436
                                                                ---------------------- ------------------  --------------------

     TOTAL OPERATING EXPENSES                                                 709,326                  0             1,876,407
                                                                ---------------------- ------------------  --------------------

INCOME BEFORE INTEREST, DEPRECIATION,
   TAXES, OR EXTRAORDINARY EXPENSES                                          ($17,800)                $0           $   673,686
                                                                ---------------------- ------------------  --------------------

INTEREST EXPENSE                                                              175,872                                  605,313
                                                                ---------------------- ------------------  --------------------

DEPRECIATION                                                                  243,404                                1,118,989
                                                                ---------------------- ------------------  --------------------

INCOME TAX EXPENSE (BENEFIT)                                                   77,162                                   77,162
                                                                ---------------------- ------------------  --------------------

OTHER INCOME (EXPENSE)                                                       (256,188)                              (1,025,608)
                                                                ---------------------- ------------------  --------------------

     NET INCOME (LOSS)                                                      ($770,427)                $0           ($2,153,386)
                                                                ---------------------- ------------------  --------------------

* Includes charge of $352,000 for inventory and net book value of equipment for discontinued product line in the U.K.
**  Includes $800,000 charge to increase allowance for doubtful accounts.